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                                                                    EXHIBIT 24.1



                               POWER OF ATTORNEY



    KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below, hereby constitutes and appoints Allan R. Tessler, David R. Markin, Jay H. Harris, Marlan R. Smith, Martin L. Solomon and Wilmer J. Thomas, Jr., and each of them, as his attorney-in-fact and agent, with full power of substitution and revocation, for such person and in such person's name, place and stead, in any and all capacities, to sign any or all amendments or post-effective amendments to International Control Corp.'s (the "Company") Registration Statement on Form S-1 in connection with the registration of up to $165,000,000 in principal amount of Senior Secured Notes due 2002, and up to 100,000 Units each consisting of $1,000 in principal amount of Senior Subordinated Secured Notes due 2004 and one Warrant to purchase common stock of the Company (collectively, the "Securities"), and to file the same, with exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, and to enable the Company to comply with the Securities Act of 1933, as amended and the requirements of the Securities and Exchange Commission in connection with the registration of the Securities, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may do or cause to be done by virtue hereof.



    IN WITNESS WHEREOF, each of the undersigned has signed his name as of the date set forth below.



/s/ ALLAN R. TESSLER                          May 31, 1994
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Allan R. Tessler

/s/ DAVID R. MARKIN                           May 24, 1994
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David R. Markin

/s/ JAY H. HARRIS                             May 24, 1994
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Jay H. Harris

/s/ MARLAN R. SMITH                           May 31, 1994
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Marlan R. Smith

/s/ MARTIN L. SOLOMON                         May 31, 1994
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Martin L. Solomon

/s/ WILMER J. THOMAS, JR.                     May 31, 1994
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Wilmer J. Thomas, Jr.